UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2000 West Park Drive Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Variable Cash Compensation Plan

On May 5, 2010, the Company’s Board of Directors, on recommendation and approval of the Company’s Compensation Committee, adopted the FY2011 Virtusa Corporation Executive Variable Cash Compensation Plan, or VCCP, for the fiscal year ending March 31, 2011.  The VCCP is designed to reward the Company’s named executive officers and other executives upon the achievement of annual revenue and operating income goals, as approved in advance by the Company’s Compensation Committee and Board of Directors.  Under the VCCP, the Company measures actual annual revenue and operating income against the annual bonus targets, with 50% of each named executive officer’s bonus tied to achievement of the Company’s fiscal 2011 revenue target and 50% tied to achievement of the Company’s fiscal 2011 operating income target.   The target payouts under the VCCP for the Company’s named executive officers are as follows:

Kris Canekeratne	$250,000 (76% of base salary)
Chief Executive Officer

Thomas Holler	$150,000 (60% of base salary)
Executive Vice President and Chief Operating Officer

Roger Keith Modder	$100,000(50% of base salary)
President, Asia, Executive Vice President, Client Services

Raj Rajgopal	$210,000(78% of base salary)
Executive Vice President, Business Development and Global Services

Ranjan Kalia	$120,000(50% of base salary)
Senior Vice President And Chief Financial Officer Secretary and Treasurer

In addition, the VCCP provides for bonus adjustments of up to 200% of the applicable target bonus amount if the Company exceeds the VCCP target revenue by 7.8% and operating profit thresholds by 34.3% (pro-rated accordingly), and down to 70% of the applicable target bonus payout, if, and to the extent, that the Company’s actual revenue and operating income fell short of the target operating income and revenue thresholds by no more than 5.8% for revenue and 16.7% for operating income (pro-rated down to the minimum threshold).   No bonus would be payable under the VCCP if the minimum revenue and operating income targets are not achieved.   All bonus payments under the VCCP (if any) are made within 75 days of the end of the Company’s fiscal year ending March 31, 2011.

The foregoing is a summary of the terms of the FY2011 Virtusa Corporation Executive Variable Cash Compensation Plan and does not purport to be complete and is qualified in its entirety by reference to the full text of the plan, which is attached hereto as Exhibit 10.1.

Item 9.01.   Financial Statements and Exhibits.

(d)        Exhibits

10.1         FY2011 Virtusa Corporation Executive Variable Cash Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: May 11, 2010	By:	/s/ Ranjan Kalia
Ranjan Kalia
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	FY2011 Virtusa Corporation Executive Variable Cash Compensation Plan